Exhibit 10.17

DATED: June 1, 2011

SONY DADC AUSTRIA AG

- and -

RAINDANCE TECHNOLOGIES, INC.

SUPPLY AGREEMENT

providing for the supply of microfluidic polymer

chips for oil emulsion droplet sampling

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

INDEX

1. PRELIMINARY			1
	1.1	Definitions	1
	1.2	Interpretation	5

2. APPOINTMENT			5
	2.1	Exclusive Appointment	5
	2.2	Permitted Third Party Supply	6
	2.3	Restriction on Other Relationships	6
	2.4	Restriction on MPC Development, Manufacture and Sale	7
	2.5	Provisos.	7
	2.6	Preferred Manufacturing Partner Status	7
	2.7	IP Disclaimer	8
	2.8	Revenue Threshold	8

3. FORECASTING			9
	3.1	Information and Consultation	9
	3.2	Forecasts	9
	3.3	Status of Forecasts	9

4. PURCHASE ORDERS			10
	4.1	Issue	10
	4.2	Acceptance	11
	4.3	Confirmation	11
	4.4	Minimum Shipment Quantities	11
	4.5	Purchase Contracts	11

5. MANUFACTURE OF THE PRODUCTS			11
	5.1	Specification	11
	5.2	Compliance with Laws	12
	5.3	Permitted Use	12
	5.4	Packaging	13
	5.5	Manufacturing Undertakings	13
	5.6	Safety Stock	14

6.	DELIVERY		15
	6.1	Delivery	15
	6.2	Shipment	15
	6.3	Delivery Date	15
	6.4	Inspection and Acceptance	16

7.	RISK AND TITLE		17
	7.1	Risk	17
	7.2	Title	17

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

8.	PRICE		18
	8.1	Payment Obligation	18
	8.2	Initial Price	18
	8.3	[****]	18
	8.4	[****]	18
	8.5	Resolution of Differences	20
	8.6	[****]	20
	8.7	Invoicing	21
	8.8	Payment	21
	8.9	Taxes	22

9.	RELATIONSHIP MANAGEMENT		22
	9.1	Relationship Committee	22
	9.2	Information Exchange	22
	9.3	Dispute Resolution	23

10.	CHANGE CONTROL		25
	10.1	Changes	25
	10.2	Adoption of a Change	26
	10.3	Additional Products	26

11.	INTELLECTUAL PROPERTY AND CONFIDENTIALITY		26
	11.1	Manufacturing Licence by the Buyer	26
	11.2	Foreground Intellectual Property	26
	11.3	No Implied Licences	27
	11.4	Confidentiality Undertaking	28

12.	INDEMNITIES		28
	12.1	Buyer’s Indemnity Undertakings	28
	12.2	Sony DADC’s Indemnity Undertaking	29
	12.3	Control of Claims	29

13.	LIMITATIONS OF LIABILITY		30
	13.1	Force Majeure	30
	13.2	Application of Limitations	31
	13.3	Excluded Losses	31
	13.4	Purchase Contract Limitations	31
	13.5	General Limitation	32

14.	TERM AND TERMINATION		32
	14.1	Term	32
	14.2	Premature Termination	32
	14.3	Effect of Termination	33
	14.4	Continuance of Supply after Termination	34
	14.5	Suspension of Performance	34
	14.6	Alternate Supply	34

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

15. AFFILIATES		35
15.2	Assignment	35
15.3	Successors and Assigns	35
15.4	No Waiver	36
15.5	Variations	36
15.6	Entire Agreement	36
15.7	Relationship of the Parties	36
15.8	Severability	36
15.9	Costs and Expenses	36
15.10	Third Party Rights	37
15.11	Counterparts	37
15.12	Notices	37
15.13	Law and Proceedings	37

EXHIBIT 1 TO SCHEDULE 2		41
Specification		41

1. SCOPE		41

2. GENERAL		41

3. PRODUCT SPECIFICATION		41

3.1	Reference Documents	42
General Fluidic Specifications		42
Other Specifications		43
3.2	Masters	43

4. QUALITY AGREEMENT TOPICS:		46

• QUALITY		46

• FEEDBACK		46

• PROCESS		46

• INVENTORY MANAGEMENT		46

• PACKAGING		46

• LABELING		46

• SHIPPING		46

5. QUALITY		46

6. CHANGE MANAGEMENT		46

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7. DOCUMENTATION:	47

8. FEEDBACK	47

9. PROCESS	48

10. INVENTORY MANAGEMENT	48

11. PACKAGING	48

12. LABELING	48

13. SHIPPING	49

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

THIS AGREEMENT is made on June 1 2011

(“the Effective Date”)

BETWEEN

(1)	SONY DADC AUSTRIA AG a corporation organised and existing under the laws of Austria (registered no: FN34018b) having its seat or principal office at Sonystrasse 20 A-5081 Anif Austria (“Sony DADC”); and

(2)	RAINDANCE TECHNOLOGIES, INC. a corporation organised and existing under the laws of the state of Delaware, USA having its principal place of business at 44 Hartwell Avenue, Lexington, MA 02421 USA (“the Buyer”)

WHEREAS

(A)	The parties desire that the Products defined below which are from time to time required by the Buyer and its Affiliates be manufactured and supplied to it by Sony DADC

(B)	The parties further intend that from time to time they will co-operate in the development of additional products which may then be added to this Agreement upon terms to be agreed

NOW IT IS AGREED that:

1.	PRELIMINARY

1.1	Definitions

In this Agreement including its recitals and schedules:

“Additional Product”	means a product which is added to this Agreement by the signature by the parties of a Product Addendum pursuant to clause 10.3;

“Affiliate”	means:

(a)    in the case of Sony DADC—Sony DADC UK Limited of Southwater Business Park Worthing Road West Sussex RH13 9YT UK; Sony DADC US Inc of 1800 N. Fruitridge Avenue Terre Haute IN47804 USA and Sony DADC Nuovo Laredo and any corporation, company, partnership, trust, association or other business entity which at the relevant time is directly or indirectly controlled by Sony DADC;

(b)    in the case of the Buyer -any

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

corporation, company, partnership, trust, association or other business entity which is directly or indirectly controlled by the Buyer;

for this purpose “control” means, in relation to any such person or entity, the direct or indirect ownership of fifty per cent or more of the voting or other ownership interests in the relevant person or entity or the direct or indirect ownership of fifty per cent or more of the entitlement to receive profit of the relevant person or entity or the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the relevant person or entity (whether through ownership of securities or other ownership interests or by contract or otherwise);

“Certification”	means any certification, accreditation, license, approval, or standard or similar requirement which is required to be obtained, maintained or complied with by any applicable Laws or for compliance with the relevant provisions of this Agreement;

“Commencement Date”	means the later of the date specified as such in Schedule 1 or, the day after the successful completion of the four phases, including all deliverables stated therein and validation by Buyer of quantity, quality and effectiveness of the completed work, under the Development and Cooperation Agreement, as executed by the parties on the 6th of March 2009 (“Development Agreement”). Completion of the Development Agreement may be in accordance with a written mutual agreement that it has successfully completed;

“Confidential Information”

means:

(a)    any information of a proprietary or private nature concerning the finances, plans, employees, customers, suppliers or other affairs of a party:

(b)    all know-how, expertise, technological information, data, formulae, designs, processes, specifications, trade secrets, other knowledge and information of a technical nature or which is the subject of any Intellectual Property of a party;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(c) the existence and terms of this Agreement;

“Development and Co-operation Agreements”	means the agreements between the parties dated March 4, 2009 and October 18, 2010;

“Dollar” or “$”	means United States Dollars, the lawful currency of the United States of America;

“Effective Date”	means the date first written above;

“Euro” and “€”	means Euro, the lawful currency of the Euro zone;

“Intellectual Property”	means any Patents, rights to inventions, registered designs, copyright and related rights, database rights, design rights, topography rights, trade secrets, rights in unpatented know-how, rights of confidence and any other intellectual property rights of any nature including all applications, all rights to apply for and renewals or extensions of such rights and all similar or equivalent rights or forms of protection which subsist or will subsist now or in the future in any part of the world;

“Laws”	means any statute, law, subordinate legislation, by-law or ordinance of a governmental authority; any court order, judgment or decree binding upon the relevant party; any code, policy or standard of a regulatory authority enforceable by law; any direction or requirement of any governmental, regulatory or other public authority required by law to be complied with by the relevant party, which in each case is at the relevant time in effect;

“Normal Lead Time”	means the normal lead time for delivery of the relevant Product specified for it in Schedule 2;

“Patents”

means:

(a)    any patent, re-examination, reissue, renewal, extension, supplementary protection certificate and term restoration, any confirmation patent or registration patent or patent of addition based on any such patent;

(b)    any pending application for a patent, including without limitation any continuation, continuation-in-part, divisional, provisional and substitute application, and inventors’ certificate;

(c)    all foreign counterparts of any of the foregoing; and

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(d) all priority applications of any of the foregoing;

“Permitted Use”	means the purpose for which Products may be used as permitted by clause 5.3 which is specified in Schedule 2;

“Product” or “Products”	means the product or products specified in Schedule 2 and any other product that may be specified in any Product Addendum, as the same are from time to time modified in accordance with this Agreement and including any new version, development or successor of the same;

“Product Addendum”	means any written agreement between the parties specifying a new or additional product which is to be a Product for the purposes of this Agreement;

“Purchase Contract”	means a contract for the purchase of Products which results from the acceptance or deemed acceptance by Sony DADC of a Purchase Order;

“Purchase Order”	means a purchase order for Products issued by Buyer pursuant to clause 4.1;

“the Relationship Committee”	means the relationship committee in office at the relevant time pursuant to clause 9.1;

“Safety Shock”	means any stock of Products to be maintained by Sony DADC pursuant to clause 5.6;

“the Specification”	means the specification applicable to the relevant Product set out in Schedule 2 or in a revision of Schedule 2 agreed to in writing by the parties, or as the Specification is from time to time amended pursuant to clause 10;

“Working Day”	means a day which is not a Saturday, Sunday or public holiday in either Austria or Boston, Massachusetts, USA; all other references herein to periods of days shall be interpreted as including all calendar days.

1.2	Interpretation

In this Agreement:

1.2.1	clause headings shall be ignored in interpretation;

1.2.2	references to clauses, recitals and schedules are to the same in or to this Agreement unless otherwise stated;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.2.3	each gender includes each other gender and the singular includes the plural and vice versa;

1.2.4	any reference to a term or concept in English law (including without limitation those for any action, remedy, dissolution, insolvency, method of judicial proceeding, document, statute, court official, governmental authority or agency) shall in the context of any jurisdiction other than England be construed as a reference to the term or concept which most nearly corresponds to it in that jurisdiction;

1.2.5	references to “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation” whether or not actually followed by such words

2.	APPOINTMENT

2.1	Exclusive Appointment

Subject to clause 2.2, the Buyer hereby appoints Sony DADC the exclusive supplier of each Product during the continuance of this Agreement in respect of that Product to the Buyer and its Affiliates and undertakes that neither it nor any of its Affiliates will obtain the supply of any Product from any person other than Sony DADC nor will any of them satisfy any requirement for Product by its own manufacture or other self-supply

2.2	Permitted Third Party Supply

Notwithstanding clause 2.1:

2.2.1	the Buyer and its Affiliates may obtain supplies of Product from a third party in the event that Sony DADC has for any reason other than the default of the Buyer or any Affiliate of the Buyer committed a Persistent Failure and notice under clause 2.2.2 has expired without the Persistent Failure being cured; for this purpose “Persistent Failure” means that, for a period of [****] consecutive months or in each of [****] months in any consecutive period of [****] months, either Sony DADC has failed to deliver more than [****] per cent of Products due for delivery in each such month or more than [****] per cent of Products so delivered have suffered a material non-conformity with the requirements of this Agreement;

2.2.2	the Buyer and its Affiliates shall not obtain any such third party supplies permitted by this clause 2.2 without first giving to Sony DADC at least thirty days’ notice of its intention to do so; if during that thirty day period all Products due for delivery in that period have been delivered and have not suffered a material non-conformity with the requirements of this Agreement, the notice shall be of no effect and clause 2.2.3 shall not apply (but without prejudice to its application on any other occasion to which it applies);

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.2.3	commencing upon the later of the occurrence of a Persistent Failure and expiry of notice of the Persistent Failure given pursuant to clause 2.2.2 without becoming of no effect, the appointment of Sony DADC under clause 2.1 will become non-exclusive and Buyer and its Affiliates shall have the right to purchase Product from a third party or manufacture Product for their own purposes.

2.3	Restriction on Other Relationships

Sony DADC agrees that, subject to clause 2.5, neither it nor any of its Affiliates will:

2.3.1	supply any product which is the subject of this Agreement and has a Specification agreed between the parties and applied under this Agreement to any third party other than a third party designated by Buyer or with the Buyer’s written consent, or grant rights to any third party to make, use or sell any such product other than as specifically set forth in clauses 2.2 and 14.6 of this Agreement;

2.3.2	develop, manufacture or sell on its own behalf or for a third party, any microfluidic polymer chip that incorporates or applies any Intellectual Property owned or controlled by the Buyer to any third party save a third party designated by Buyer or with the Buyer’s prior written consent;

2.4	Restriction on MPC Development, Manufacture and Sale

Sony DADC agrees that, subject to clauses 2.5 and 2.8, neither it nor any of its Affiliates will, during the period from the Effective Date until the date of termination of this Agreement plus an Extension Period as defined in clause 2.8, save with the prior written consent of the Buyer, develop, manufacture or sell on its own behalf or for a third party which is engaged in developing, manufacturing, selling, or using (by itself or with another party) a microfluidic polymer chip [****] (a “Microdroplet Polymer Chip”), a product that includes any combination of one or more of the following technologies:

(a)	[****];

(b)	[****];

(c)	[****];

(d)	[****].

2.5	Provisos

Clauses 2.3.2 and/or 2.4 shall not apply with respect to a third party which is licensed by the Buyer under a Chip Manufacturing License, but such exclusion shall only apply for such periods as the Chip Manufacturing License is in effect. “Chip Manufacturing License” means a license entered into by Buyer licensing the licensee to make or have made a Microdroplet Polymer Chip, provided that Buyer does not directly or indirectly

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

provide Microdroplet Polymer Chips to such licensee. (For clarity, for any period during which Buyer does so provide Microdroplet Polymer Chips to such licensee, such license shall not be considered a Chip Manufacturing License.)

2.6	Preferred Manufacturing Partner Status

The Buyer shall recommend Sony DADC to each of its licensees as its preferred manufacturing partner for supply of Microdroplet Polymer Chips and similar items which are the subject of a license granted by the Buyer to any third party. Upon granting a license to a third party for any Microdroplet Polymer Chip or similar item the Buyer shall refer the grantee to Sony DADC and (if the grantee consents to such disclosure) shall inform Sony DADC of the grant of the license.

2.7	IP Disclaimer

For clarity, nothing in clauses 2.3, 2.4, or 2.5 shall be interpreted as a grant of any present or future licence by either party to the other to use in any way any Intellectual Property.

2.8	Revenue Threshold

Save that this clause 2.8 shall not apply if this Agreement is terminated by the Buyer pursuant to clause 14.2 prior to the expiry of the first Initial Term under clause 14.1, the Extension Period referred to in clause 2.4 shall be [****] if the Total Aggregate Receipts (defined below) equals or exceeds [****] if the Total Aggregate Receipts equals or exceeds [****] and is less than [****] if the Total Aggregate Receipts equals or exceeds [****] and is less than [****] if the Total Aggregate Receipts equals or exceeds [****] and is less than [****], and [****] if the Total Aggregate Receipts is less than [****]. “Total Aggregate Receipts” means the total aggregate amounts received by Sony DADC or its Affiliates prior to the expiry of the first Initial Term under clause 14.1 pursuant to any of the following contracts or events:

2.8.1	Purchase Contracts;

2.8.2	any contracts between the parties or any Affiliates of either of them created prior to the Effective Date for the purchase from Sony DADC by the Buyer of any products;

2.8.3	the Development and Co-operation Agreements; and

2.8.4	any revenues received by Sony DADC from third parties licensed by Buyer under a Chip Manufacturing License wherein such revenues are related to (a) microfluidic polymer chips that incorporate or apply any Intellectual Property owned or controlled by the Buyer, or (b) products that include any combination of one or more of the technologies specified in clause 2.4 (a) through (d).

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.	FORECASTING

3.1	Information and Consultation

The Buyer shall use all reasonable endeavours to keep Sony DADC fully informed as to its own and its Affiliates’ likely purchasing requirements for Products, with regard to volume and timing of purchases of each Product type; the parties shall consult together from time to time at the request of either of them with regard to likely volumes of purchasing by the Buyer and its Affiliates under this Agreement and any appropriate implications for the planning of production and supply

3.2	Forecasts

Within [****] from the Commencement Date and thereafter at least [****] before the end of each succeeding [****] the Buyer shall prepare and submit to Sony DADC a forecast of its expected purchasing requirements for each Product of the Buyer and its Affiliates for each of the [****] commencing on the [****]; all such forecasts shall be prepared diligently and in good faith applying the best information available to the Buyer and its Affiliates at the time of issue and shall state for [****]:

3.2.1	the number of units of each Product expected to be the subject of a Purchase Order issued in that [****]; and

3.2.2	the number of units of each Product for which Purchase Orders have been or are expected to be issued for which the delivery date under clause [****] would [****].

3.3	Status of Forecasts

The status of each forecast shall be as follows:

3.3.1	the Buyer undertakes that Purchase Orders with Normal Lead Times will have been issued before or will be issued during the [****] forecast by the Buyer and its Affiliates to Sony DADC which have a delivery date under clause [****] which falls in [****] and are for the purchase of at least the number of units of each Product forecast for delivery in [****] pursuant to clause [****];

3.3.2	the Buyer undertakes that Purchase Orders with Normal Lead Times will have been issued before or will be issued during the [****] forecast by the Buyer and its Affiliates to Sony DADC which have a delivery date under clause [****] which falls in each [****] and are for the purchase of [****] of each Product forecast for delivery in [****] pursuant to clause [****];

3.3.3	the Buyer undertakes that Purchase Orders with Normal Lead Times will have been issued before or will be issued during the [****] forecast by the Buyer and its Affiliates to Sony DADC which have a delivery date under clause [****] which falls in [****] and are for the purchase of [****] of each Product forecast for delivery in that [****] pursuant to clause [****];

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.3.4	if by [****] Sony DADC has not received Purchase Orders issued by the Buyer and its Affiliates for the number of units of each Product which the Buyer undertakes will be purchased with a delivery date under clause [****] which falls in [****] as required by the [****], Sony DADC at the end of [****] may invoice the Buyer for and the Buyer shall [****] that would have been [****] had delivered the number of units of each Product so committed to be purchased but which was not the subject of Purchase Orders issued with a delivery date under clause 6.3.3 which falls in [****] as so required; clauses [****] shall apply to such [****]. Upon receiving payment under [****], Sony DADC shall ship to Buyer so much of the appropriate amount of Product as it then holds ready for supply and shall produce and ship the balance of that appropriate amount within the Normal Lead Time for its delivery;

3.3.5	subject to the foregoing sub-clauses, the forecasts, whilst prepared diligently and in good faith, shall not be binding commitments to purchase Products

4.	PURCHASE ORDERS

4.1	Issue

The Buyer and its Affiliates may from time to time after the Commencement Date issue to Sony DADC Purchase Orders for Products and each Purchase Order shall be in writing (which includes electronic mail and electronic data input), shall specify the type and quantity of Product ordered, the desired delivery date, the delivery shipment destination, any special labelling requirements and the Purchase Order number; any other contents of the Purchase Order shall be of no effect

4.2	Acceptance

Subject to clause 14.4, Sony DADC shall accept and fulfil all Purchase Orders save to the extent that the number of units of Product the subject of Purchase Orders received and for which the delivery date applicable under clause 6.3.3 falls in the same month exceeds the quantities of Products for which delivery was forecast pursuant to clause 3.2.2 (whether in respect of all Products of the same type or of all Products in total, regardless of type)

4.3	Confirmation

Within three Working Days from receipt of a Purchase Order Sony DADC shall issue to the Buyer (or its Affiliate which issued the Purchase Order) its confirmation, which shall be in writing (which includes electronic mail and electronic data input) and shall be acceptance of the Purchase Order for delivery on the delivery date pursuant to clause 6.3 unless (being entitled under the preceding clause 4.2 to do so) Sony DADC elects to reject the Purchase Order; if within the said three Working Days Sony DADC (being entitled to do so) has not by written notice to the Buyer rejected the Purchase Order it shall be deemed to have accepted it. No other contents of any acceptance, other than an indication of acceptance or rejection, shall be of effect in any confirmation or invoice issued by Sony DADC

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

4.4	Minimum Shipment Quantities

Each Purchase Order shall be for the minimum shipment quantity of the relevant type of Product the subject of the Purchase Order specified in Schedule 2; for this purpose Purchase Orders for the same type of Product to be shipped on the same date to the same destination shall be treated as if they were a single Purchase Order

4.5	Purchase Contracts

Upon acceptance or deemed acceptance by Sony DADC of a Purchase Order, a Purchase Contract shall thereupon exist upon the terms of this Agreement and subject thereto upon the details of that Purchase Order specified pursuant to clause 4.1; each such Purchase Contract shall be a separate contract from this Agreement and from each other Purchase Contract

5.	MANUFACTURE OF THE PRODUCTS

5.1	Specification

Sony DADC shall manufacture and supply Products which are the subject of Purchase Contracts in accordance with the applicable Specification and otherwise in accordance with this Agreement

5.2	Compliance with Laws

5.2.1	Sony DADC shall comply with all applicable Laws in relation to the manufacture and delivery of Products, including providing lists of all parts and such documentation as is required for delivery under clause 6.1;

5.2.2	the Buyer shall comply with all applicable Laws in relation to any Product after its delivery pursuant to clause 6.1, including any use, supply to third parties or other dealing with it;

5.2.3	without limiting the foregoing, Sony DADC shall obtain and maintain all Certifications that are required by Laws to be obtained in respect of the manufacture and delivery of Products for their Permitted Use and the Buyer shall be responsible for obtaining and maintaining all Certifications required by Laws relating to any use, re-supply or other dealing with any Product after its delivery pursuant to clause 6.1;

5.2.4

Sony DADC shall cause each Product upon its delivery to comply with the country requirements stated in the Specification applicable to it; if different requirements are stated in the Specification for different countries, Sony DADC shall cause the Products supplied pursuant to a Purchase Contract to comply with the country requirements referred to in the Specification which are specified in the relevant Purchase Order; Sony DADC shall have no responsibility for complying in respect of any Product with any country requirements unless the country

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

requirement is both referred to in the applicable Specification or otherwise agreed upon in writing by the parties and the appropriate part number identifying such country requirement is referenced in the applicable Purchase Order

5.3	Permitted Use

Without limiting the provisions of clause 5.2, Sony DADC’s manufacture and supply of Product pursuant to this Agreement is subject to compliance by the Buyer with the following:

5.3.1	the Buyer shall not use any Product for any purpose other than its Permitted Use;

5.3.2	the Buyer shall not re-supply to any third party any Product except for its Permitted Use and shall include as a term of its contract for such re-supply (or use other appropriate means consistent with industry practices which effectively impose such obligation) an undertaking by the purchaser of the Product that it will comply with the same obligations as the Buyer undertakes under this clause 5.3;

5.3.3	the Buyer shall not modify any Product in any way but shall use and re-supply in the same form in which it is delivered to it, subject to addition of labels, bar codes and other packaging;

5.3.4	Expansion of Permitted Uses. Sony DADC shall not unreasonably withhold its consent to any expansion of the definition of Permitted Use. If the Buyer requests expansion of the definition of Permitted Use into an area that requires compliance with material additional regulatory requirements, including current good manufacturing practices in a country, Sony DADC shall respond by providing a written proposal to Buyer of the reasonable costs of any changes to the processes for production and/or facility changes required to meet such material additional regulatory requirements, and the effect of such changes, if any, including on price and delivery lead time. The parties shall meet to discuss the proposed changes, and will seek in good faith to agree on the best means of implementing the changes, making a fair allocation of costs and a fair adjustment to the price and delivery lead times, and any other changes to this Agreement necessary for Buyer and its customers to gain or maintain approval in the regulated indication without adverse effect upon Sony DADC. If the parties agree to expand the definition of the Permitted Use, such agreement and any resulting changes agreed upon by the parties will be documented in a written amendment to this Agreement, which will include an obligation on the part of Sony DADC to cooperate in good faith, including by providing at the expense of the Buyer and (where appropriate) under conditions of confidentiality any information, as reasonably requested by Buyer, which is required in order to obtain and maintain regulatory approval in the area of the expanded Permitted Use

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

5.4	Packaging

Sony DADC shall deliver Products with the packaging required by the Specification and consistent with standard industry practices

5.5	Manufacturing Undertakings

Sony DADC undertakes with the Buyer that, in place of any other warranty or condition as to quality, condition, description, compliance with sample, fitness for purpose or otherwise and whether express or implied, statutory or otherwise (all of which are hereby expressly excluded from this Agreement to the fullest extent permitted by Law), ail Products supplied by Sony DADC pursuant to this Agreement:

5.5.1	will conform in all material respects to the applicable Specification;

5.5.2	will be free from any defect in materials or workmanship;

5.5.3	will have been manufactured in compliance with all applicable Laws

5.6	Safety Stock

If any Safety Stock requirement is specified for a Product in Schedule 2 or in a Product Addendum, the following shall apply:

5.6.1	Sony DADC shall maintain the lower of the following quantity of Safety Stock:

(a)	the quantity specified for that Product in Schedule 2 or the Product Addendum, as applicable;

(b)	such quantity of Safety Stock as the Buyer may designate from time to time in writing to Supplier;

5.6.2	if Sony DADC uses Safety Stock to fulfil a Purchase Contract, Sony DADC shall replenish the Safety Stock promptly;

5.6.3	Sony DADC shall ship Safety Stock to the Buyer on a first in, first out basis;

5.6.4	the Safety Stock shall be held by Sony DADC at its own cost, expense and risk and without storage or other charge to the Buyer;

5.6.5	if Sony DADC so requests to the Buyer in writing, the Buyer shall issue a Purchase Order for all the following Products (and if it fails to do so within seven days from such request it shall be deemed that it had done so on the expiry of that period):

(a)	all Products held in Safety Stock for more than one hundred and eighty days (assessed on a first in, first out basis) that are specified in Sony DADC’s request;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)	if pursuant to this Agreement there is any change to the Specification of a Product held in Safety Stock or if any Product so held is rendered obsolete or the sale thereof is discontinued by the Buyer, all items in the Safety Stock so affected which are specified in Sony DADC’s request;

5.6.6	upon termination of this Agreement for any reason and in any manner it shall be deemed that the Buyer has issued a Purchase Order for all the Safety Stock then held by Sony DADC; Sony DADC may immediately invoice the Buyer for all such Safety Stock and the Buyer shall pay such invoice within seven days of receipt, following payment of which Sony DADC shall deliver the Safety Stock to the Buyer in accordance with clause 6.1

6.	DELIVERY

6.1	Delivery

Delivery of Products shall be effected EXW (ex-works) Sony DADC’s manufacturing facility INCOTERMS 2000, which shall apply subject to the express provisions of this clause 6; delivery may be effected in instalments as long as Sony DADC complies with its obligations under clause 6.3.2 in respect of the relevant Purchase Order

6.2	Shipment

Sony DADC shall deliver Products in accordance with clause 6.1 for shipment as follows:

6.2.1	delivery shall be for shipment to the shipment destination stated for the relevant Product in the relevant Purchase Order;

6.2.2	each shipment shall be accompanied by a packing slip which shall include the Purchase Order number, Sony DADC’s part number and the quantity of Products contained in the shipment;

6.2.3	delivery shall be effected to a carrier designated by the Buyer; the Buyer shall consult with Sony DADC upon the choice of carrier and shall take all reasonable account of Sony DADC’s recommendations in relation to the choice of carrier and otherwise concerning freight to the request destination

6.3	Delivery Date

Subject to clause 14.4, the following shall apply with regard to the date for delivery of Products:

6.3.1	unless otherwise expressly agreed in writing, no deliveries shall be made more than seven days in advance of the Buyers specified delivery date: the Buyer may invoice Sony DADC for and, if invoiced, Sony DADC will pay to the Buyer reasonable storage charges for Product delivered more than seven days in advance of the specified delivery date;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

6.3.2	Sony DADC shall diligently seek to deliver Products on the delivery date applicable under this clause 6.3 but shall not be liable for any delay in delivery unless such delay is due to any negligence or wilfulness on the part of Sony DADC or any of its Affiliates or any of their respective employees or agents;

6.3.3	the delivery date applicable to any Products which are the subject of a Purchase Order issued within a binding purchase commitment in the forecast for the current month submitted by the Buyer pursuant to clause 3.2 shall be the later of the Normal Lead Time for such Products and the delivery date specified in the Purchase Order;

6.3.4	the delivery date applicable to Products which are the subject of a Purchase Order which is issued in excess of the binding purchase commitment in the forecast for the current month submitted by the Buyer pursuant to clause 3.2 shall be as follows:

(a)	in the case of Purchase Orders which are for a volume within the said binding purchase forecast plus available safety stock or do not exceed a monthly maximum volume for all types of Product as specified in Schedule 2 as the “Monthly Maximum Volume” -the later of the Normal Lead Time for such Products and the delivery date specified in the Purchase Order;

(b)	in the case of Purchase Orders which are for a volume both in excess of the said binding purchase forecast plus available safety stock and in excess of the Monthly Maximum Volume—the latest of the delivery date requested in the relevant Purchase Order, the Normal Lead Time for such Products and three months from the date of the Purchase Order

6.4	Inspection and Acceptance

The following shall apply with regard to non-compliance of Products with the requirements of this Agreement:

6.4.1	each shipment shall be accompanied by a certificate of conformance that the shipment conforms to all relevant Specifications;

6.4.2	immediately upon receipt of any Products, the Buyer shall inspect the same to check for any incorrect quantity and shall notify Sony DADC in writing within four Working Days of receipt of the Products stating any incorrect quantity; except for any such incorrect quantity which is so notified within that period, the Products delivered shall be deemed to have been delivered in the correct quantity;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

6.4.3	no later than thirty days from delivery of any Products pursuant to clause 6.1 the Buyer shall notify Sony DADC in writing of any respect in which the Products delivered do not comply with this Agreement in a respect which is reasonably apparent on physical inspection; except for any non-compliance which is so notified within that period the Products delivered shall be deemed to comply with this Agreement in all respects as to any defect that is reasonably apparent upon physical inspection;

6.4.4	If the Buyer finds any non-compliance and notifies it to Sony DADC in accordance with this clause 6.4 within the relevant period thereby allowed, the parties shall consult together as to the appropriate action to be taken;

6.4.5	if the parties fail to agree upon such action the Buyer may return the Products affected by the non-compliance to Sony DADC carriage paid and Sony DADC shall supply free of charge replacement Products as if such replacement Products had been ordered under a Purchase Order issued on the date that the Buyer notifies Sony DADC of the return of the non-conforming Products. Upon receipt of the returned Products, Sony DADC shall inspect the same in good faith and should Sony DADC determine in good faith the non-compliance originated at or was caused by Sony DADC then Sony DADC shall reimburse the Buyer for the cost of shipment and insurance incurred in returning the Products to Sony

7.	RISK AND TITLE

7.1	Risk

Risk in Products delivered shall pass upon delivery pursuant to clause 6.1 in accordance with EXW (ex-works) INCOTERMS 2000

7.2	Title

7.2.1	If at the time of such delivery Sony DADC has received full payment of the price for the Products or the price is fully covered by a letter of credit or guarantee issued and confirmed by an institution approved by Sony DADC and in form and terms approved by it, then title to and ownership of the Products shall pass to the Buyer upon delivery pursuant to clause 6.1

7.2.2	If at the time of such delivery such price has not been so paid and is not so fully covered then title to and ownership of the Products shall not pass until the earlier of:

(a)	the time at which Sony DADC receives, in cash or cleared funds, payment in full of the purchase price of those Products and of the purchase price for any other goods or services supplied by Sony DADC to the Buyer pursuant to this Agreement which at the date when payment for the Products falls due is overdue for payment and is not the subject of a good faith dispute (as referred to in clause 8.8); and

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)	the time at which the Products are delivered by the Buyer to a customer pursuant to a sale in good faith in the ordinary course of business

7.2.3	Until such time as property and ownership in the Products passes to the Buyer pursuant to this clause 7.2, the Buyer shall hold the Products as fiduciary agent and bailee on behalf of Sony DADC and at Sony DADC’s written request with respect to an overdue payment which is not disputed in good faith (as provided in clause 8.8) shall deliver up the same to Sony DADC or to a person designated in writing by Sony DADC

8.	PRICE

8.1	Payment Obligation

The Buyer shall pay, in accordance with clause 8.8, the price applicable to the relevant Product which is in force pursuant to this clause 8 at the date of issue of the relevant Purchase Order or (if the relevant Purchase Order specified a desired delivery date which is later than the Normal Lead Time) at the price in force at the date delivery under that Purchase Order falls due under clause 6.3

8.2	Initial Price

The initial prices for the Products are set out in Schedule 2

8.3	[****]

The following shall apply in respect of [****] between [****] and [****]:

8.3.1	if the [****] with [****], as determined by [****] agreed between the parties (or in the event of failure to agree selected by [****] from [****] proposed by [****]), is more than [****] then at the request of [****] the parties shall consult together upon the action to be taken to alleviate the effect upon [****] and if [****] so requests [****] shall submit to [****] a plan to move production of the [****] (as now specified in [****] or as may be modified pursuant to this Agreement, hereafter referred to simply as the [****]) to a location within a [****];

8.3.2	on each occasion that any product other than the [****] is added to this Agreement by a Product Addendum, they shall agree [****] of the same to reflect [****] and shall record the [****] in the relevant Product Addendum (or other document by which the new item becomes subject to this Agreement);

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

8.4	[****]

All prices payable by [****] for the Product shall be adjusted annually as follows:

8.4.1	in this clause 8.4:

[****] means (in the case of the first [****]) the [****] specified as the [****] in [****] and (in the case of subsequent [****]) each [****] of [****];

[****] means the result of dividing [****] the [****] of the [****];

[****] means the [****] for the [****] of the [****];

[****] means the [****] for the [****] of the [****];

[****] means respectively the [****] by [****] as has been substituted at the [****] pursuant to clause [****]; or, if [****] of [****] of the [****] is [****],[****] for the [****] the [****] published by the [****].

[****] means a figure of the [****] by [****] the [****], as the case may be;

[****] means the [****] by which the [****] the [****];

8.4.2	following the end of each [****] each [****] shall be compared with the [****], there shall be [****] the [****] and the [****] and the [****] for each [****] at the [****] at the end of that [****] shall be [****] (as the case may be) by [****] the [****];

8.4.3	as soon as practicable after the [****] for the relevant [****] shall [****] the [****] and [****];

8.4.4	the [****] pursuant to [****] shall apply to all [****] for which the [****] was issued after the end of the [****] to which the [****] and to all [****] which result from a [****] issued earlier with [****] requested by the [****] which is later than the [****];

8.4.5	if at any time an [****] to the [****] which has [****] and in that event or if there is any [****] or the [****] of its [****] such changes shall be made for the purposes of this clause [****] as will render the [****] for the purposes of [****].

8.5	Resolution of Differences

If any difference of opinion arises in respect of adjustment of the prices pursuant to the foregoing provisions of this clause 8 only, the same shall be submitted to an independent accountant agreed between the parties or in default of agreement appointed on the application of either of the parties by President for the time being of the Institute of Chartered Accountants in England and Wales who shall act as expert not arbitrator and whose decision shall be final, binding and conclusive and his fees shall be borne by the parties in such proportions as he shall decide

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

8.6	[****]

[****] for [****] under this Agreement shall be [****] during the [****] specified in [****] in each [****] commencing in the [****] specified in [****] and the following shall apply in this respect.

8.6.1	during the [****] in each [****] the [****] under this Agreement taking into account all relevant circumstances, including [****] in [****], the [****] were the [****] during the [****], and the [****] at which [****] the [****] to its [****];

8.6.2	the [****] in [****] and [****] to [****] to an [****] to the [****] which is [****] to [****] in light of all relevant circumstances [****] that [****] the [****] for the [****] of the [****] and [****] into [****] the [****] of [****], to be [****] on the [****], that [****] a [****] to [****] and a [****] to [****];

8.6.3	if the [****] to [****] to any [****] to the [****] by the [****] of the [****] in the [****], the [****] then [****] to [****] and [****] the [****] the [****] to [****] in [****] to the [****] and [****]; if [****] that [****] an [****] to the [****], such [****] as [****] and [****] in [****] and from the [****] of the [****] the [****] in [****] by the [****] and [****] to be [****] to [****] the [****] of this [****] to this [****];

8.6.4	[****] the [****] to [****] any [****] to the [****] by [****] of the [****] to in the [****], the [****] then [****] in [****] to [****] the [****] this [****] this [****];

8.6.5	any [****] or [****] to this [****] the [****] in [****] with [****] from the [****] of the [****] the [****] of [****] to the [****] of this [****].

8.7	Invoicing

Sony DADC shall invoice the Buyer immediately upon delivery of the relevant Product pursuant to clause 6.1; the Buyer shall provide Sony DADC with the communication details for submission of invoices and Sony DADC shall submit invoices, whether electronically or in hard copy, to the address so notified by the Buyer. All invoices shall state the Purchase Order number, the number and type of Products delivered and the amount payable

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

8.8	Payment

Except for amounts invoiced which are disputed in good faith, the Buyer shall pay Sony DADC in all invoices without deduction or set-off net forty-five days from the date of receipt of the invoice by payment in cleared funds to a bank account nominated by Sony DADC. An amount shall not be disputed in good faith unless:

8.8.1	within fifteen Working Days following the receipt of such invoice, the Buyer notifies Sony DADC specifying in reasonable detail a substantial reason for the dispute; save for the reason stated in such notice given within that period the invoice shall be conclusively deemed for the purposes of payment to be properly payable and the Buyer shall pay the same as provided by the foregoing provisions of this clause 8.8;

8.8.2	the Buyer shall pay to Sony DADC as aforesaid the entire amount of the invoice save for the amount which is disputed by the notice given pursuant to the preceding clause 8.8.1;

8.8.3	a reason shall not be substantial if it relates merely to the omission of a reference, order number or other detail but is substantially identifiable and correct;

8.8.4	each party shall use its reasonable endeavours in good faith to resolve the dispute as soon as possible

8.9	Taxes

All prices are exclusive of value added tax and sales tax and any similar tax, all of which the Buyer shall pay in addition to the price subject to receipt of an appropriate invoice for the same

9.	RELATIONSHIP MANAGEMENT

9.1	Relationship Committee

The parties shall establish and maintain a relationship committee (“the Relationship Committee”) and the following shall apply:

9.1.1	the Relationship Committee shall comprise four individuals in total. Each of the parties shall appoint, and may from time to time remove, and reappoint two members of the Relationship Committee;

9.1.2	the role of the Relationship Committee shall be to manage the relationship between the parties in all respects, to oversee the conduct of this Agreement, to resolve differences and difficulties which may arise in the course of the Agreement, to review each party’s performance under this Agreement, to discuss any issues that may have arisen regarding Products or Product ordering, consumption, technical or quality matters, inventory, reasonable means of cost reduction, and the general co-operation between the parties and to seek ways to improve the operation of the Agreement to mutual benefit;

9.1.3	the Relationship Committee shall meet on a quarterly basis, in person or via teleconference, and otherwise as considered appropriate;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9.1.4	each party shall appoint a leader of its relationship team whose responsibility shall be to initiate and maintain contact with the relationship team leader of the other party;

9.1.5	the Relationship Committee shall not have power to vary this Agreement or to bind either of the parties to any legal commitment

9.2	Information Exchange

Each of the parties shall keep the other informed about matters within its knowledge that are likely to have a material effect upon the operation of this Agreement and in particular Sony DADC shall report to the Buyer on a quarterly basis the shipments and delivery lead times for Products delivered during the quarter under report. In the event a material quality issue is identified by either Sony DADC or by the Buyer that is likely to have a material adverse effect on the delivery of products by Sony DADC, the parties shall then consult together as a matter of urgency to agree to the validity of the problem and agree to a solution to the problem, both in respect of maintaining deliveries and in respect of resolving the production problem. If Buyer requests the right to view the process to better understand the problem, Sony DADC shall permit, and cause its Affiliates to permit, Buyer to inspect the facilities and records relevant to the production of Product for the purposes of reaching mutual agreement on corrective action. Buyer shall provide Sony DADC with reasonable advance notice to any such inspection, which may be repeated if required to address the problem. Each inspection shall be conducted in compliance with such reasonable procedures concerning security and confidentiality as Sony DADC specifies and shall be conducted with a view to causing the least practical disruption to the business of Sony DADC.

9.3	Dispute Resolution

The parties each recognise that it is important to establish a close working relationship, to avoid disputes arising and to ensure that any disputes which do arise are speedily resolved without interruption to the operation of this Agreement or the commercial relationship between them. Accordingly, if any dispute arises under or in relation to this Agreement or any Purchase Contract;

9.3.1	the parties shall seek in good faith to resolve the same as soon as practicable so as not to interfere with or damage the working relationship between them in other matters;

9.3.2	the existence of any dispute shall not be treated as a reason for withholding purchase orders, supplies, payment or other performance of this Agreement or any Purchase Contract other than payment of amounts which are disputed in good faith as provided in clause 8.8;

9.3.3

if either party considers that the other is in breach of its obligations under this Agreement or any Purchase Contract and wishes to take action in respect of such breach it shall notify the other party of the breach with relevant information in its

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

possession concerning the breach and a summary of its proposals in respect of it. The parties shall then consult in good faith with regard to actions to be taken to cure the breach and prevent a repetition and if the party in breach puts forward reasonable proposals in that respect (taking into account any previous similar breach) the party complaining of the breach shall allow a reasonable period (being not less than fifteen days nor more than forty-five days) for the same to be implemented;

9.3.4	any dispute or difference shall be referred in the first instance to the Relationship Committee which shall diligently seek to resolve the same. If the Relationship Committee fails to resolve the same, the relationship team members of each party shall prepare a written memorandum summarizing the matter in dispute, their views upon it and their understanding of the other party’s views upon it and the parties shall then exchange their respective memoranda and the Relationship Committee shall then meet again to discuss the matter. If at that meeting they fail to resolve the matter the memoranda prepared by the parties and discussed at the meeting, together with minutes of the meeting, shall be submitted to a senior executive officer (being executive vice president or Chief Operating Officer or more senior) of the respective parties, who shall meet as soon as practicable and seek to resolve the matter;

9.3.5	subject to clause 9.3.6, a party shall not:

(a)	serve any notice under clause 14.2 (whether notice to remedy or notice of termination of this Agreement) by reason of a breach by the other party of its obligations under this Agreement or any Purchase Contract (but shall remain entitled to any compensation available to it in law) and any such notice purportedly given in respect of that breach shall be of no effect; nor

(b)	commence any legal proceedings in respect of the breach or matter in dispute unless in either case it has allowed any implementation period required by clause 9.3.3 to expire and the remedy has been unsuccessful, has caused its members of the Relationship Committee to be reasonably available to meet those of the other party, has submitted to the other party the memorandum required by clause 9.3.4 and has made a senior executive officer reasonably available to meet pursuant to clause 9.3.4;

9.3.6	subject to any binding agreement resolving a dispute and subject to the foregoing, nothing in this clause 9.3 shall prevent or restrict any party exercising its rights and remedies in law and notwithstanding the foregoing either party may apply to court for injunctive relief in respect of any breach or alleged breach of clauses 11 or 12 or for a court order for payment of any invoice that is overdue for payment

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

10.	CHANGE CONTROL

10.1	Changes

The following shall apply in respect of changes to the Specification:

10.1.1	Change Proposals by the Buyer: The Buyer may at any time or times propose to Sony DADC in writing a change to the Specification of any Product and any such change notice shall specify in reasonable detail the change required and the reasons and objectives for it; within thirty days from receiving from the Buyer any such change notice, Sony DADC shall respond within thirty (30) days from receipt of any such change notice stating whether or not the change is acceptable and if acceptable, the changes which Sony DADC proposes to the relevant price, delivery lead-time and any other consequences of adopting the proposed change. Buyer shall reply in writing to any such change notice specifying whether or not it is acceptable; Buyer will assume the costs for additional samples produced for the evaluation of the change proposed by Buyer.

10.1.2	Change Proposal by Sony DADC: Sony DADC may at any time or times propose to the Buyer a change in the Specification of any Product and any such change notice shall be in writing and shall specify in reasonable detail the change proposed, the reasons and objectives for it and the effect which Sony DADC proposes for the price, delivery lead-time and any other consequences of adopting the proposed change; within thirty days from receipt of any such change notice the Buyer shall reply in writing to any such change notice stating whether or not it is acceptable; Sony DADC will assume the costs for additional samples produced for the evaluation of the change proposed by Sony DADC.

10.1.3	Consultation: If either party serves a change notice pursuant to this clause 10.1 and the same is not accepted by the other party, the parties shall consult together with regard to the proposed change and seek in good faith to agree upon the best means of meeting the reasons and objectives for the proposed change and of any fair adjustment to the price, delivery lead-times and other consequences of the change for either party; upon reaching agreement upon the change and its said implications the parties shall sign a memorandum confirming such agreement and specifying the changes agreed to the Specification and to the terms of supply

10.2	Adoption of a Change

Any change proposed shall be adopted only when it has been agreed between the parties, either by written notice given by the recipient of the proposal pursuant to clauses 10.1.2 or 10.1.3 or by signature of a memorandum following consultation pursuant to clause 10.1.4; until such agreement is reached the change shall not be implemented unless it is required by applicable Law, in which case after good faith discussion it shall be implemented as so required and the initial price and delivery lead time shall be amended, as required by Sony DADC in order to comply with the applicable Law requiring its implementation, to reflect increased manufacturing cost and time, if any

10.3	Additional Products

The parties intend that additional products similar in concept to the Products may be developed and added to this Agreement by signature of a Product Addendum (each an “Additional Product”), but such future development and Products are uncertain and not guaranteed by either party

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

11.	INTELLECTUAL PROPERTY AND CONFIDENTIALITY

11.1	Manufacturing Licence by the Buyer

The Buyer hereby grants to Sony DADC during the continuance of this Agreement a non-exclusive licence under all Intellectual Property now or from time to time held by the Buyer (whether owned by it or held under licence permitting it to grant the sub-licence granted by it in this clause 11.1), solely for the purposes of Sony DADC performing this Agreement and Purchase Contracts; Sony DADC may sub-licence such intellectual property to its Affiliates (and, only with Buyer’s prior written approval and not otherwise, to sub-contractors which are not Affiliates of Sony DADC) solely to enable them to produce Products for supply to the Buyer under this Agreement. The license granted under this clause 11.1 shall terminate immediately upon the expiration or termination of this Agreement and all Purchase Contracts

11.2	Foreground intellectual Property

Intellectual Property generated during the course and in pursuance of this Agreement shall be owned as follows:

11.2.1	all Intellectual Property generated by either of the parties or by the parties jointly in respect of the means or manner of production of Products (including drawings, DVD and CD and other equipment, software, data, know-how and processes used by Sony DADC in performing the Agreement) shall be owned by Sony DADC absolutely; Sony DADC shall not enforce any Patents against the Buyer or a third party in respect of any manufacture of Products by the Buyer or by a third party for the Buyer as permitted (and for so long only as such manufacture is permitted) by clause 2.2 or clause 14.6, nor in respect of the sale of any Products manufactured by the Buyer or by a third party for the Buyer while so permitted, nor in respect of the use of any Products manufactured by the Buyer or by a third party for the Buyer as so permitted;

11.2.2

subject to the preceding clause 11.2.1, all Intellectual Property generated by either Party or any of their Affiliates under this Agreement that is an improvement to or extension of the Intellectual Property owned by Buyer and/or licensed by Buyer under clause 11.1 shall be owned by Buyer regardless of which party invented such Intellectual Property, and Sony DADC agrees to and hereby does assign to Buyer such Intellectual Property generated by Sony DADC and its Affiliates and agrees to cooperate fully at the expense of the Buyer in effectuating such assignment. All Intellectual Property generated under this Agreement that is an improvement to or extension of the Intellectual Property owned by Sony DADC shall be owned by Sony DADC regardless of which party invented such Intellectual Property, and Buyer agrees to and hereby does assign to Sony DADC such Intellectual Property generated by Buyer and agrees to cooperate fully at the

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

expense of Sony DADC in effectuating such assignment, provided that, for the sake of clarity any Intellectual Property related to the design or use of the Product or the functionality of Microdroplets (as defined in clause 2.4(a)) within the Product will be considered to be an improvement to Intellectual Property owned by Buyer and not an improvement to Intellectual Property owned by Sony DADC, and any Intellectual Property related to the means or manner of production of the Product will be considered to be an improvement to Intellectual Property owned by Sony DADC and not an improvement to Intellectual Property owned by the Buyer

11.3	No Implied Licences

Except as expressly stated in this Agreement, nothing in this Agreement constitutes any change in ownership of any Intellectual Property or the grant of any licence by either party to the other to use in any way any Intellectual Property of the other and in particular;

11.3.1	Sony DADC shall not use any Intellectual Property of the Buyer except as permitted by clause 11.1;

11.3.2	the Buyer shall not use any Intellectual Property of Sony DADC except as set forth in clauses 2.2 and 14.6; and

11.3.3	for clarity, the parties acknowledge and agree that any Intellectual Property generated in the course and pursuant to the Development Agreement is not Intellectual Property generated during the course of this Agreement but instead the terms of the prior agreement will continue to cover

11.4	Confidentiality Undertaking

The provisions of the Confidentiality and Non-Disclosure Agreement between the parties dated December 10, 2009 (the “NDA”) shall have effect as if set out in this Agreement and the parties shall observe their respective obligations there under accordingly, subject to the following:

11.4.1	In clause 2 of the NDA, the Term shall be the period during which this Agreement continues in effect and not as stated in that clause;

11.4.2	In clause 5 of the NDA, Non-Technical as well as Technical information shall be deemed to be checked;

11.4.3	The words “For a period of [****] from the Effective Date” shall be deemed to be deleted from the second sentence of clause 8 of the NDA and replaced by the words “During the continuance of the Supply Agreement between the parties and for [****] after its expiration or termination”;

11.4.4	Clause 14 of the NDA shall have effect subject to clause 11 of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

11.4.5	Buyer shall have such additional rights of disclosure and use of Non-Technical information, Technical Information and other confidential information of Sony DADC and its Affiliates as are expressly set forth in clause 14.6.

12.	INDEMNITIES

12.1	Buyer’s Indemnity Undertakings

The Buyer shall indemnify Sony DADC, its Affiliates and their respective officers, employees and representatives (“Sony Indemnified Party”) against all costs, claims, losses, damages, expenses and liability to the extent arising from or in connection with:

12.1.1	any claim by any third party that any part of the design or specification of the relevant Product specifically provided by the Buyer infringes any rights of any person relating to Intellectual Property or otherwise or does not comply with any applicable Laws;

12.1.2	any claim by any third party that the design or specification of any Product specifically provided by the Buyer directly or indirectly caused any;

(a)	personal injury;

(b)	death; or

(c)	other damage or injury

12.2	Sony DADC’s Indemnity Undertaking

Sony DADC shall indemnify the Buyer, its Affiliates and their respective officers, employees and representatives (“Buyer Indemnified Party”) against all costs, claims, losses, damages, expenses and liability arising from or in connection with any claim by any third party that;

12.2.1	the manufacture or workmanship of any Product, or the packaging of the Product supplied by Sony DADC, directly or indirectly caused any:

(a)	personal injury;

(b)	death; or

(c)	other damage or injury

12.2.2	Sony DADC’s process of manufacturing the Products (other than any part of such process which was part of the specification of the relevant Product specifically provided by the Buyer) infringes the intellectual property rights of such third party

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.3	Control of Claims

If a party (“the Indemnified Party”) receives notice of any claim which may be the subject of indemnity by the other party (“the Indemnifying Party”) under this clause 12:

12.3.1	it shall promptly notify the Indemnifying Party of such notice with all material information in its possession;

12.3.2	the Indemnified Party shall not admit, compromise, settle or otherwise deal with the claim or take any action in respect of it without the prior written consent of the Indemnifying Party;

12.3.3	following such notification the parties shall consult together as to the best course of action in respect of the claim;

12.3.4	save as otherwise agreed between the parties in writing, the Indemnified Party shall allow the Indemnifying Party the full conduct of the defence against the claim and shall fully co-operate with the Indemnifying Party in respect of it (including without limitation by forwarding promptly to the Indemnifying Party all communications received by the Indemnified Party in the matter and providing all information and access to papers and personnel which are relevant to the claim or its defence)

13.	LIMITATIONS OF LIABILITY

13.1	Force Majeure

The following shall apply in respect of force majeure:

13.1.1	in this clause 13.1 “Force Majeure Event” means in relation to either party any circumstances beyond its reasonable control (including without limitation any act of god, war, armed conflict, riot or civil commotion, terrorist act, malicious damage, compliance with any law or government order, sequestration or appropriation of assets, fire, explosion, flood or storm, epidemic, embargo, strike or other labour dispute and restrictions on the availability of supplies necessary for performance);

13.1.2	if any Force Majeure Event occurs in relation to either party which affects or will affect the performance of any of its obligations under this Agreement or under any Purchase Contract, it shall notify the other party forthwith as to the nature and extent of the circumstances in question and the party failing or delaying performance shall use its reasonable efforts to eliminate, cure and overcome any Force Majeure Event and resume the performance of its obligations as promptly as commercially possible;

13.1.3	subject to this clause 13, neither party shall be deemed to be in breach of this Agreement or of a Purchase Contract, or shall be otherwise liable to the other party, by reason only of any delay in performance, or the non-performance, of any of its obligations there under, to the extent that the delay or non-performance is due to any Force Majeure Event of which it duly notifies the other party, and the time for performance of that obligation shall be extended accordingly;

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

13.1.4	if the party fails to give notice pursuant to clause 13.1.2 it shall forfeit its rights under clause 13.1.3;

13.1.5	the party affected by the Force Majeure Event shall use its commercially reasonable efforts to mitigate the effects of the Force Majeure Event upon the performance of its obligations under this Agreement or the relevant Purchase Contract;

13.1.6	if the performance by either party of any of its obligations under this Agreement or any Purchase Contract is prevented or delayed by a Force Majeure Event, the parties shall immediately enter into bona fide discussions with a view to alleviating its effects;

13.1.7	if the performance by either party of any of its obligations under a Purchase Contract is prevented or delayed by a Force Majeure Event for thirty (30) days or more, consecutively or cumulatively in any one period of two months, then the other party shall at its discretion have the right to terminate that Purchase Contract forthwith upon written notice;

13.1.8	If the Force Majeure Event will reasonably be expected to prevent Sony DADC from fulfilling its supply obligations under this Agreement for a period of greater than sixty (60) days (a “Force Majeure Supply Failure”)

13.2	Application of Limitations

Nothing in this Agreement shall operate to exclude or restrict either party’s liability for death or personal injury resulting from negligence or wilful default or for fraud or fraudulent misrepresentation or any other matter for which liability cannot effectively be excluded by law

13.3	Excluded Losses

Neither party shall be liable under this Agreement or any Purchase Contract or otherwise (whether in contract, tort, misrepresentation, statutory obligation or otherwise howsoever and whether for breach of this Agreement or any Purchase Contract or under any indemnity therein) for any loss of goodwill, damage to reputation, loss of business opportunity or anticipated saving, loss of profit, loss of business, loss of anticipated saving, loss of value of goods, loss or corruption of data or information, costs of managing and conducting the recall of Products from customers, loss of use of any asset, business interruption or management time, third party liability, any loss which could have reasonably been avoided by the application of procedures, policies and precautions which would reasonably and ordinarily be expected from an experienced person engaged in the industry to which the Products are relevant, or for any indirect or consequential loss or damage, provided that nothing in this clause is intended to limit the parties’ rights and obligations under clause 12

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

13.4	Purchase Contract Limitations

Except under clauses 12.1.2(a) and (b) and 12.2.1(a) and (b), the respective liability of the parties in respect of any incident arising under or in relation to a Purchase Contract (whether in contract, tort, misrepresentation, statutory obligation and whether for breach of this Agreement or any Purchase Contract or under any indemnity therein or otherwise howsoever) shall be limited as follows:

13.4.1	the liability of Sony DADC (whether for non-compliance with Specification, delay, defective Product, failure to supply or otherwise and whether for negligence, breach of contract, misrepresentation or otherwise) shall be limited to the replacement of the defective Products there under, the Buyer’s costs of returning the same to Sony DADC or destroying the same and any expedited delivery costs of the replacement Products, and in any event shall not exceed a sum equal to one decimal point five (1.5) times the price payable to Sony DADC under that Purchase Contract (or which would be payable if that Purchase Contract were performed);

13.4.2	the liability of the Buyer in respect of any incident arising under a Purchase Contract (whether for negligence, breach of contract, misrepresentation or otherwise) shall not exceed a sum equal to one decimal point five (1.5) times the price payable to Sony DADC under that Purchase Contract (or which would be payable if that Purchase Contract were performed); in addition the Buyer shall remain liable to pay the price under that Purchase Contract (if payable)

13.5	General Limitation

All liability of each party under this Agreement and all Purchase Contracts -whether in contract, tort, misrepresentation, statutory obligation or under any other head of claim and whether for breach or pursuant to an indemnity (except that liability under clauses 12.1.1, 12.2.1 and for breach of clauses 11.4 and 14.6 shall be unlimited)—shall not in any event exceed in respect of all events arising in the same year of this Agreement (calculated from the Commencement Date or an anniversary thereof) a sum equal to the total amount paid or payable by the Buyer to Sony DADC in respect of all Purchase Contracts for which the Purchase Order was issued during the relevant year

14.	TERM AND TERMINATION

14.1	Term

Subject to the remaining provisions of this clause 14, this Agreement shall commence on the Effective Date and shall continue in respect of each Product for the period stated in respect of that Product in Schedule 1 or (in the case of an Additional Product) stated in the relevant Product Addendum (an “Initial Term”); the period for each Product shall

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

commence (in the case of the Products specified in Schedule 2) on the Effective Date and (in respect of any Additional Product) on the date stated in that behalf in the relevant Product Addendum, or if none is so stated, then upon the date on which that Product Addendum is signed by the parties. After expiry of the Initial Term in respect of a Product this Agreement shall continue until terminated in respect of that Product by the expiry of not less than fifteen months’ notice given by either party to the other and expiring at any time after the end of the relevant Initial Term

14.2	Premature Termination

Either party may terminate this Agreement forthwith by giving written notice to the other party if any of the following events occurs in relation to the other party:

14.2.1	subject to clause 9.3.5, the other party has committed a material breach of this Agreement which is either not capable of remedy or, if capable of remedy, has not been remedied within thirty days of notice being given specifying the breach and requiring that it be remedied; without limiting the requirement that a breach be material for the purposes of this clause 14.2.1, a breach will not be material unless it is of such seriousness that, viewing the Agreement as a whole on a reasonable basis and taking into account its nature and significance, the breach has deprived or is likely to deprive the terminating party of a substantial part of the benefit of this Agreement so as to warrant termination rather than affording an opportunity to remedy and avoid repetition of the breach;

14.2.2	any application to court or other competent authority is made for an order, or any resolution is proposed, in either case for the winding-up, liquidation or other dissolution of the other party (save a voluntary winding-up for the purposes of a scheme of reconstruction or amalgamation);

14.2.3	any application to court or other competent authority is made for any order for the appointment of an official to administer the affairs of the other party in circumstances giving protection from creditors;

14.2.4	any order is made giving to the other party protection against creditors or relieving it from the obligation to discharge its liabilities as they fall due;

14.2.5	the other party is unable to pay its debts as they fall due for payment;

14.2.6	the other party proposes any arrangement to its creditors;

Sony DADC may terminate this Agreement forthwith by giving written notice to the Buyer if the Buyer fails to pay any invoice properly issued by Sony DADC pursuant to this Agreement for more than thirty days and such invoice remains unpaid (in whole or in part) for more than five days after written notice by Sony DADC to the Buyer requiring payment and stating that this Agreement may be terminated if it is not paid before expiry of such notice unless such invoice is the subject of a good faith dispute as referred to in clause 8.8

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

14.3	Effect of Termination

If this Agreement is terminated in any manner the following shall apply:

14.3.1	termination shall not affect any Purchase Contract outstanding at the date of termination unless termination is by Sony DADC pursuant to clause 14.2, in which case Sony DADC by notice to the Buyer may terminate all or any outstanding Purchase Contracts; all Purchase Orders which have not become a Purchase Contract shall lapse;

14.3.2	the provisions of clauses 1, 2.3, 2.4, 5.3, 5.5, 5.6.6, 6.4, 7, 8.8, 8.9, 9.3, 11, 12, 13, 14 and 15.4 to 15.13 inclusive shall continue to have effect in accordance with their terms; termination shall not affect the rights of either party accrued prior to the date of termination;

14.3.3	termination of this Agreement in respect of any one Product shall not affect the continuance of this Agreement in respect of other Products in respect of which the Agreement is not terminated

14.4	Continuance of Supply after Termination

The following shall apply in respect of continuity of supply of Product to the Buyer after termination of this Agreement whilst it is establishing an alternative source of supply:

14.4.1	if this Agreement is terminated by notice of termination given by the Buyer under clause 14.2, Sony DADC shall continue to supply Product to the Buyer in response to Purchase Orders submitted by the Buyer within fifteen months after the date of termination and specifying delivery on a Normal Lead Time;

14.4.2	all the provisions of this Agreement shall apply to the purchase and supply of Products pursuant to this clause 14.4, (and for the avoidance of doubt the provisions of clause 8 for adjustment of price shall continue to have effect)

14.5	Suspension of Performance

Notwithstanding any other provision of this Agreement, Sony DADC may refuse to accept any Purchase Order, withhold delivery and otherwise suspend its performance under this Agreement and any Purchase Contract at any time and for so long as it would be entitled to terminate this Agreement under clause 14.2 or has reasonable grounds to believe that payment of any monies owing or which may become owing by the Buyer or any Affiliate of the Buyer to Sony DADC will not be paid when due

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

14.6	Alternate Supply

If the appointment of Sony DADC under clause 2.1 becomes non-exclusive under clause 2.2.3 because of a Persistent Failure which is not cured as referred to in clause 2.2.2 or if this Agreement terminates by reason of a Force Majeure Supply Failure of Sony DADC, the following terms shall apply:

14.6.1	Buyer shall be entitled to designate an alternate supply source upon written notice to Sony DADC (the “Alternate Supplier”);

14.6.2	Sony DADC shall cooperate with Buyer to effect a smooth transfer of the manufacturing process for Product to the Alternate Supplier within [****] of such notice, including by [****] shall agree in good faith based on the requirements of such transfer, in each case to enable the Alternate Supplier to commence production of the Product in accordance with the Specifications as soon as practicable;

14.6.3	[****] and its [****] may share [****] and its Affiliates to the [****] to the extent specific to the manufacture of the [****] and its supply to the [****] and the [****] shall be entitled to use such [****], in each case for such purpose, notwithstanding anything to the contrary set forth in this Agreement or the NDA;

14.6.4	The [****] shall not use or disclose confidential information of [****] except for the direct purpose of obtaining [****] from the [****].

15.	AFFILIATES

The following shall apply in respect of Affiliates in relation to this Agreement:

15.1.1	Sony DADC may cause any Affiliate of it to perform any of its obligations under this Agreement or any Purchase Contract to be performed by any Affiliate of Sony DADC but Sony DADC undertakes with the Buyer as its own primary obligation that it will procure that such Affiliate performs all obligations so undertaken by it, subject to the limitations of liability and other provisions of this Agreement;

15.1.2	any Affiliate of the Buyer may issue Purchase Orders for Products but the Buyer undertakes with Sony DADC as its own primary obligation that it will procure that any Affiliate which issues a Purchase Order duly performs its obligations under this Agreement and the related Purchase Contract

15.2	Assignment

Neither party may assign this Agreement in whole or in part to any person without the prior written consent of the other party, except (i) to an Affiliate of the Buyer or of Sony Corporation, or (ii) or in connection with a merger, consolidation, or a sale or transfer of all or substantially all of the business or assets to which this Agreement relates; provided, that all obligations of the assigning party are assumed by the assignee; any assignment shall not relieve the assigning party of its obligations under this Agreement

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

15.3	Successors and Assigns

Any assignment of this Agreement in breach of the preceding clause 15.2 shall be void and of no effect; subject thereto this Agreement shall be binding upon and enure to the benefit of the respective successors and permitted assigns of the parties

15.4	No Waiver

No time or other indulgence allowed by either party to the other shall constitute any waiver of any right or remedy

15.5	Variations

Any variation of this Agreement shall be in writing signed by authorised representatives of the parties and shall otherwise be of no effect

15.6	Entire Agreement

This Agreement represents the entire agreement between the parties in relation to the supply of Products by Sony DADC and its Affiliates to the Buyer and its Affiliates and replaces all previous agreements between the parties in respect of that subject matter, except for any continuing agreements which Schedule 1 specifies are to continue in effect and only to the extent so specified and except for the Development and Cooperation Agreements and the NDA. Each of the parties confirms that it is not entering into this Agreement in reliance upon any representation or warranty by the other except such representations and warranties as are contained in this Agreement; all other such representations and warranties are hereby expressly excluded

15.7	Relationship of the Parties

The parties are independent contractors and nothing in this Agreement shall constitute them partners, joint venturers, co-owners, an association of entities or agents; neither party is authorised to make any statements or representations on behalf of the other party or in any way to commit the other party to any obligation except as expressly authorised hereunder or in writing by the other party

15.8	Severability

If any provision of this Agreement is invalid, illegal or unenforceable but would not be so if it were restrictively construed, it shall be so construed as to render it valid, legal and enforceable; if it is not possible to so construe it the parties shall in good faith negotiate and agree a provision to take its place which is as close to the original provision, its purpose and effect as will be valid, lawful and enforceable. Subject to the foregoing, the invalidity, illegality or unenforceability of any provision of this Agreement shall not affect its other provisions and this Agreement shall be given effect as if the invalid, illegal or unenforceable provision had been deleted

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

15.9	Costs and Expenses

Save as otherwise herein expressly provided, each party shall bear its own costs and expenses in relation to the negotiation, preparation, execution and performance of this Agreement

15.10	Third Party Rights

No person other than the parties to this Agreement shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement

15.11	Counterparts

This Agreement may be executed in one or more duplicates or counterparts, each being executed by one or more of the parties; together all such duplicates and counterparts shall constitute the same agreement

15.12	Notices

The following shall apply in relation to notices and other communications under this Agreement:

15.12.1	any notice or other communication under this Agreement shall be in the English language, in writing (which subject to clause 15.12.4 includes facsimile transmission and electronic mail);

15.12.2	any notice may be given by being handed personally to an officer of the addressee and if so delivered shall be deemed to be given at the time it is handed to such person;

15.12.3	any notice may be given by being left at or sent by courier of good standing and repute to the address of the addressee stated in this Agreement or otherwise last known to the sender and any notice so sent shall be deemed to be given at the time that it is physically delivered at such address;

15.12.4	any notice sent by facsimile transmission or by electronic mail may be given to the facsimile or electronic mail address of the address from which the sender has received a communication or acknowledgement within the three months preceding the date of transmission of such notice or other communication and any notice or communication so sent shall be deemed to be given twelve hours after the date upon which the sending machine prints proof of the correct transmission Provided That a notice given by facsimile or electronic mail transmission must be confirmed by written notice given in accordance with clauses 15.12.2 or 15.12.3 within ten days of the transmission and if not so confirmed it shall be of no effect

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

15.13	Law and Proceedings

This Agreement shall be governed and construed in all respects in accordance with the laws of England and the parties irrevocably submit to the exclusive jurisdiction of the courts of England and agree that in respect of proceedings in England process may be served on either of them in the manner specified for notices in the preceding clause 15.12

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AS WITNESS the hands of the parties or their duly authorised representatives the date first above written

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 1

Contract Particulars

Clause 1.1 (Definitions):    The Commencement Date is the Effective Date

Clause 8.4.1 [****]

Clause 8.6 [****]

Clause 14.1 (Term): Initial term for each Product is [****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 2

The Product—Heatwave

Description: Heat Wave cartridge for use on the RDT s RDT 1000 microdroplet platform

Normal lead time: [****]

Permitted use: Research Use Only

Minimum shipment quantity: [****]

Safety Stock: Defined as fully assembled and tested product in the quantity equal to the next three months of rolling forecasted demand as described in Sec. 3.2.

Specification: The Specification is attached as Exhibit 1, which is hereby fully incorporated into this Schedule 2 to the same effect as if it had been set out herein.

Initial prices:

Units	[****]	[****]	[****]	[****]	[****]
USS/Unit	[****]	[****]	[****]	[****]	[****]

The above pricing matrix applies specifically to the Heat Wave chip defined in the attached specification. [****].

[****].

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SIGNED BY	)

/s/ Christoph Mauracher
NAME: Christoph Mauracher	)
STATUS: Senior Vice President	)
For and on behalf of	)
SONY DADC AUSTRIA AG	)
In the presence of: Harald Kraushaar	)

Witness Signature: /s/ Harald Kraushaar

Name: Harald Kraushaar

Address: Sony DADC Austria AG, Sonystrasse 20 A-5081 Anif/Salzburg

Occupation: Vice President

SIGNED BY	)

/s/ S. Roopom Banerjee S. ROOPOM BANERJEE	)
PRESIDENT AND CHIEF EXECUTIVE OFFICER	)
For and on behalf of	)
RAINDANCE TECHNOLOGIES, INC.	)
In the presence of:	)

Witness Signature: /s/ Alan Sherr

Name: Alan Sherr

Address: RainDance Technologies, Inc.

44 Hartwell Avenue

Lexington, MA 02421 USA

Occupation: Attorney

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT AND FIRST PRODUCT ADDENDUM

This Amendment and First Product Addendum (“First Product Addendum”) is made and entered into as of November 1, 2011 (the “First Product Addendum Effective Date”) by and between Sony DADC Austria AG with its principal place of business at Sonystrasse 20, 5081 Anif, (“Sony DADC”), and RainDance Technologies, with its principal place of business at 44 Hartwell Avenue, Lexington, MA 02421, USA (“RDT”), each a “Party” and together the “Parties”.

R E C I T A L S

A. The Parties entered into a Supply Agreement dated June 1, 2011 (the “Supply Agreement”).

B. The Parties desire to amend the Supply Agreement as set forth below.

C. RDT desires to purchase from Sony DADC and Sony DADC desires to sell to RDT additional product pursuant to the terms of the Supply Agreement.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the Parties agree as follows:

1.	DEFINITION.

“First Additional Product” means the product or products specified in Schedule 2 attached hereto.

2.	AMENDMENT.

Notwithstanding [****], the Parties hereby agree that the prices [****] of the Supply Agreement shall apply to all Purchase Contracts for any Product accepted by Sony DADC on or after the following [****].

3.	ADDITIONAL PRODUCT.

3.1 Product. In accordance with clause 10.3 of the Supply Agreement, the parties hereby agree that the First Additional Product is a “Product” for purposes of the Supply Agreement.

3.2 Schedules. Schedules 1 and 2 attached hereto are hereby added to Schedules 1 and 2, respectively, of the Supply Agreement.

3.3 Term. The term of this First Product Addendum shall commence on the First Product Addendum Effective Date.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.4 General. Capitalised terms in this First Product Addendum shall have the meanings given to such terms in the Supply Agreement unless otherwise stated. References to clauses, schedules and exhibits are to clauses, schedules and exhibits of the Supply Agreement unless otherwise stated. References to sections are to sections of this First Product Addendum.

[Schedules Begin on Next Page]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 1

Contract Particulars

Clause 8.4.1 [****]	[****]

Clause 8.6 [****]	[****]

[****]

Clause 14.1 (Term):	Notwithstanding anything to the contrary in the Supply Agreement, the Initial Term for the First Additional Product is [****], beginning on the First Product Addendum Effective Date.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SCHEDULE 2

The First Additional Product - Thunderstorm

Description:	Chips for use on RDT’s Thunderstorm platform

Normal Lead Time:	[****]

Permitted Use:	Research Use only

Minimum shipment quantity:	[****]

Safety Stock:	Defined as fully assembled and tested product in the quantity equal to the next 3 months of rolling forecasted demand as described in clause 3.2.

Specification:	The Specification for the First Additional Product is attached as Exhibit 2, which is hereby fully incorporated into this Schedule 2 to the same effect as if it had been set out herein.

Initial Price:	[****]

The First Additional Product pricing matrix set forth above applies specifically to the First Additional Product. [****]

[****].

JDA Stock:	The Parties acknowledge that the aggregate price for supply of up to [****] pursuant to the Development and Cooperation Agreements (as defined in the Supply Agreement) was separately agreed therein as [****].

[****]:	[****]

[****]

[****]

[****]

[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the Parties have entered into this First Product Addendum as of the First Product Addendum Effective Date.

SIGNED BY /s/ Christoph Mauracher	)
NAME: Christoph Mauracher	)
STATUS: Senior Vice President	)
For and on behalf of	)
SONY DADC AUSTRIA AG	)
In the presence of:	)

Witness Signature: /s/ Harald Kraushaar

Name: Harald Kraushaar

Address: Sony DADC Austria AG, Sonystrasse 20 A-5081 Anif/Salzburg

Occupation: Vice President

SIGNED BY	)

/s/ S. Roopom Banerjee S. ROOPOM BANERJEE	)
PRESIDENT AND CHIEF EXECUTIVE OFFICER	)
For and on behalf of	)
RAINDANCE TECHNOLOGIES, INC.	)
In the presence of:	)

Witness Signature: /s/ Alan Sherr

Name: Alan B. Sherr

Address:

RainDance Technologies, Inc.

44 Hartwell Avenue

Lexington, MA 02421 USA

Occupation:

Attorney

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

FIRST AMENDMENT TO FIRST PRODUCT ADDENDUM

This First Amendment to First Product Addendum (“First Amendment”) is made and entered into as May 1st, 2012 (the “First Amendment Effective Date”) by and between Sony DADC Austria AG with its principal place of business at Sonystrasse 20, 5081 Anif, (“Sony DADC”), and RainDance Technologies, with its principal place of business at 44 Hartwell Avenue, Lexington, MA 02421, USA (“RDT”), each a “Party” and together the “Parties”.

R E C I T A L S

A. The Parties entered into a Supply Agreement dated June 1, 2011 (the “Supply Agreement”) and entered into an Amendment and First Product Addendum to the Supply Agreement on November 1, 2011 (the “First Product Addendum”).

B. The Parties desire to amend the First Product Addendum as set forth below.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the Parties agree as follows:

1.	AMENDMENT.

1.1 Notwithstanding anything to the contrary in the First Product Addendum, the Parties hereby agree that with respect to orders for First Additional Product placed on or after [****], (a) the pricing matrix/table (only) set out at the “Initial Price” section of Schedule 2 to the First Product Addendum shall be of no force or effect and (b) the following pricing matrix/table shall instead apply to all such orders:

[****]

1.2 Notwithstanding anything to the contrary in the First Product Addendum, the Parties hereby agree that with respect to orders for First Additional Product placed on or after [****] (a) Exhibit 2 to Schedule 2 to the First Product Addendum shall be of no force or effect and (b) the Specification attached hereto at Schedule 1 shall apply to all such orders.

2.	GENERAL.

2.1 Except as expressly set forth above, all other terms and conditions of the First Product Addendum shall remain unchanged and continue in full force and effect. This First Amendment amends and is hereby made a part of the First Product Addendum.

2.2 This First Amendment may be signed in counterparts, each of which shall be deemed an original. Facsimile or pdf image signatures shall be treated as original signatures.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

2.3 Capitalised terms used in this First Amendment shall have the meanings given to such terms in the Supply Agreement or First Product Addendum, as applicable, unless otherwise stated herein.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the Parties have entered into this First Product Addendum as of the First Product Addendum Effective Date.

SIGNED BY	)

/s/ Christoph Mauracher CHRISTOPH MAURACHER	)
SENIOR VICE PRESIDENT	)
For and on behalf of	)
SONY DADC AUSTRIA AG	)
In the presence of:	)

Witness Signature: /s/ Harald Kraushaar

Name: Harald Kraushaar

Address: Sony DADC Austria AG, Sonystrasse 20 A-5081 Anif/Salzburg

Occupation: Vice President

SIGNED BY	)

/s/ S. Roopom Banerjee S. ROOPOM BANERJEE	)
PRESIDENT AND CHIEF EXECUTIVE OFFICER	)
For and on behalf of	)
RAINDANCE TECHNOLOGIES, INC.	)
In the presence of:	)

Witness Signature: /s/ Alan Sherr

Name: Alan B. Sherr

Address:

RainDance Technologies, Inc.

44 Hartwell Avenue

Lexington, MA 02421 USA

Occupation: Attorney

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECOND AMENDMENT TO FIRST PRODUCT ADDENDUM (THUNDERSTORM™ CHIPS) TO SUPPLY AGREEMENT

This Second Amendment to First Product Addendum (Thunderstorm™ Chips) to Supply Agreement (“Second Amendment to FPA”) is made and entered into as June 21, 2013 (the “Second Amendment Effective Date”) by and between Sony DADC Austria AG with its principal place of business at Sonystrasse 20, 5081 Anif, (“Sony DADC”), and RainDance Technologies, with its principal place of business at 749 Middlesex Turnpike, Billerica, MA 01821, USA (“Buyer”), each a “Party” and together the “Parties”.

R E C I T A L S

A. The Parties entered into a Supply Agreement dated June 1, 2011 (as subsequently amended, the “Supply Agreement”), an Amendment and First Product Addendum to the Supply Agreement on November 1, 2011 (as subsequently amended, the “First Product Addendum”), and the First Amendment to First Product Addendum on May 1, 2012 (the “First Amendment to FPA”).

B. Pursuant to the First Product Addendum, Buyer purchases, and Sony DADC sells to Buyer, chips for use on Buyer’s Thunderstorm™ platform.

C. The Parties desire to further amend the First Product Addendum as set forth below.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the Parties agree as follows;

1.	AMENDMENT.

1.1 Notwithstanding anything to the contrary in the First Product Addendum, the Parties hereby agree that with respect to orders for First Additional Product placed on or after [****], the Specification attached to the First Amendment to FPA shall be of no force or effect and (a) the Specification attached hereto at Schedule 1A shall apply to all such orders placed on or after [****] through and including [****] and (b) the Specification attached hereto at Schedule 1B shall apply to all such orders placed on or after [****].

1.2 Notwithstanding anything to the contrary in the First Product Addendum, Sony DADC shall (a) [****] when determining the volume based unit price for the First Additional Product from [****] and (b) apply the applicable price per unit from the First Amendment to FPA in accordance with the terms of the First Product Addendum, as amended herein. The parties acknowledge and agree that based on such [****]. For clarity, such [****] in accordance with Section [****] below.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.3 Notwithstanding anything to the contrary in the [****], if during any [****] it is determined that [****], the relevant party shall have [****] from the end of the relevant [****].

1.4 Notwithstanding anything to the contrary in the [****], as of [****], the price for each unit of the [****]. For the avoidance of doubt, such price is not subject to adjustment based on [****]. However, all units of [****]. [****] the number of units of [****].

In connection with each [****] may request, and [****] will provide, confirmation of the number of units of [****] during the relevant [****]. Such confirmation may include reasonable documentation.

1.5 Notwithstanding anything to the contrary in the First Product Addendum, the parties hereby agree that with respect to orders for First Additional Product placed on or after [****], (a) the pricing matrix/table set out in the First Amendment to FPA shall be of no force or effect and (b) the following pricing matrix/table shall instead apply to all such orders placed during the period of [****]:

[****]

[****].

The parties used an [****] when calculating the foregoing prices. The parties agree that the [****] for purposes of the [****].

1.6 Notwithstanding anything to the contrary in the [****], the parties hereby agree that [****]. For clarity, the Parties will calculate the [****]. [****].

For illustration: In [****], the parties will calculate the [****] to be applied to the [****], based on the period of [****] shall take effect on [****]. At the same time, the parties will calculate whether [****] based on the table set forth in Section [****]. [****]. The parties shall follow the same procedure each following [****], provided that each subsequent [****] will be [****].

2.	GENERAL.

2.1 Except as expressly set forth above, all other terms and conditions of the First Product Addendum shall remain unchanged and continue in full force and effect. This Second Amendment to FPA amends and is hereby made a part of the First Product Addendum.

2.2 This Second Amendment to FPA may be signed in counterparts, each of which shall be deemed an original. Facsimile or pdf image signatures shall be treated as original signatures.

2.3 Capitalized terms used in this Second Amendment to FPA shall have the meanings given to such terms in the Supply Agreement or First Product Addendum, as applicable, unless otherwise stated herein.

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the Parties have entered into this First Product Addendum as of the First Product Addendum Effective Date.

SIGNED BY /s/ Jochen Wimmer	)
NAME: Jochen Wimmer	)
STATUS: Vice President	)
For and on behalf of	)
SONY DADC AUSTRIA AG	)
In the presence of:	)

Witness Signature: /s/ Alfred Paris

Name: Alfred Paris

Address: Sony DADC Austria AG, Sonystrasse 20 A-5081 Anif/Salzburg

Occupation: Engineering Manager

SIGNED BY	)

/s/ S. Roopom Banerjee S. ROOPOM BANERJEE	)
PRESIDENT AND CHIEF EXECUTIVE OFFICER	)
For and on behalf of	)
RAINDANCE TECHNOLOGIES, INC.	)
In the presence of:	)

Witness Signature: /s/ Alan Sherr

Name: Alan B. Sherr

Address:

RainDance Technologies, Inc.

44 Hartwell Avenue

Lexington, MA 02421 USA

Occupation:

Attorney

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

JUNE 2013 AMENDMENT TO SUPPLY AGREEMENT

This June 2013 Amendment to Supply Agreement (“this June 2013 Amendment”) is entered into as of June 21, 2013 (the “June 2013 Amendment Effective Date”) by:

1.	Sony DADC Austria AG with its principal place of business at Sonystrasse 20, 5081 Anif (“Sony DADC”), and

2.	RainDance Technologies, Inc., with Its principal place of business at 749 Middlesex Turnpike, Billerica, MA 01821, USA (“Buyer”),

each a “Party” and together the “Parties”.

RECITALS

A. The Parties entered into a Supply Agreement dated June 1, 2011 (as subsequently amended, the “Supply Agreement”).

B. The Parties entered into an Amendment and First Product Addendum to the Supply Agreement dated November 1, 2011 (as subsequently amended, the “First Product Addendum”).

C. The Parties entered into a First Amendment to First Product Addendum to the Supply Agreement dated May 1, 2012 (the “First Amendment to FPA”).

D. The Parties entered into a Second Amendment to First Product Addendum (Thunderstorm™ Chips) to Supply Agreement dated on or about the date hereof (the “Second Amendment to FPA”).

E. The Parties desire to amend the Supply Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the Parties agree as follows:

1.	AMENDMENT

1.1 Notwithstanding anything to the contrary in the Supply Agreement, the Parties hereby agree that with respect to orders for HeatWave cartridges placed on or after [****], (a) the pricing matrix/table (only) set out at the “Initial Prices” section of Schedule 2 (The Product -HeatWave) to the Supply Agreement shall be of no force or effect and (b) the following pricing matrix/table shall instead apply to all such orders:

Units	[****]	[****]	[****]	[****]	[****]
US$/Unit	[****]	[****]	[****]	[****]	[****]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

The prices shown in the foregoing table reflect historical currency and inflation performance.

1.2 [****].

2.	ADDRESS CHANGE

Notwithstanding anything to the contrary in the Supply Agreement, Sony DADC acknowledges that as of June 1, 2013, Buyer’s address for all purposes related to the Supply Agreement shall be 749 Middlesex Turnpike, Billerica, MA 01821.

3.	GENERAL

3.1 Except as expressly set forth above, all other terms and conditions of the Supply Agreement shall remain unchanged and continue in full force and effect. This June 2013 Amendment amends and is hereby made a part of the Supply Agreement.

3.2 This June 2013 Amendment may be signed in counterparts, each of which shall be deemed an original, Facsimile or pdf image signatures shall be treated as original signatures.

3.3 Capitalised terms used in this June 2013 Amendment shall have the meanings given to such terms in the Supply Agreement, unless otherwise stated herein.

[Signature page follows]

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS WHEREOF, the Parties have entered into this First Product Addendum as of the First Product Addendum Effective Date.

SIGNED BY	)

/s/ Jochen Wimmer
NAME: Jochen Wimmer	)
STATUS: Senior Vice President	)
For and on behalf of	)
SONY DADC AUSTRIA AG	)
In the presence of:	)

Witness Signature: /s/ Alfred Paris

Name: Alfred Paris

Address: Sony DADC Austria AG, Sonystrasse 20 A-5081 Anif/Salzburg

Occupation: Engineering Manager

SIGNED BY	)

/s/ S. Roopom Banerjee S. ROOPOM BANERJEE	)
PRESIDENT AND CHIEF EXECUTIVE OFFICER	)
For and on behalf of	)
RAINDANCE TECHNOLOGIES, INC.	)
In the presence of:	)

Witness Signature: /s/ Alan Sherr

Name: Alan B. Sherr

Address:

RainDance Technologies, Inc.

44 Hartwell Avenue

Lexington, MA 02421 USA

Occupation: Attorney

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. [****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

JUNE 2014 AMENDMENT TO SUPPLY AGREEMENT

This June 2014 Amendment to Supply Agreement (“this June 2014 Amendment”) is entered into as of June 1, 2014 (the “June 2014 Amendment Effective Date”) by:

1.	Sony DADC Austria AG with its principal place of business at Sonystrasse 20, 5081 Anif, (“Sony DADC”), and

2.	RainDance Technologies, Inc., with its principal place of business at 749 Middlesex Turnpike, Billerica, MA 01821, USA (“Buyer”),

each a “Party” and together the “Parties”.

RECITALS

A.	The Parties entered into a Supply Agreement dated June 1, 2011 (as subsequently amended, the “Supply Agreement”).

B.	The Parties entered into an Amendment and First Product Addendum to the Supply Agreement dated November 1, 2011 (as subsequently amended, the “First Product Addendum”).

C.	The Parties entered into a First Amendment to First Product Addendum to the Supply Agreement dated May 1, 2012 (the “First Amendment to FPA”).

D.	The Parties entered into a Second Amendment to First Product Addendum (Thunderstorm™ Chips) to Supply Agreement dated June 21, 2013 (the “Second Amendment to FPA”).

E.	The Parties entered into a June 2013 Amendment to Supply Agreement dated June 21, 2013 (the “June 2013 Amendment”).

F.	The Parties entered into a Third Amendment to First Product Addendum (Thunderstorm™ Chips) to Supply Agreement dated on or about the date hereof (the “Third Amendment to FPA”).

G.	The Parties desire to further amend the Supply Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter set forth, and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the Parties agree as follows:

1.	AMENDMENT.

Notwithstanding anything to the contrary in the Supply Agreement, the Parties hereby agree that (a) with respect to shipments of Heatwave cartridges snipped on or after [****], the pricing matrix/table (only) set out at the “Initial Prices” section of Schedule 2 (The Product - Heatwave) to the Supply Agreement and the price table for Heatwave cartridges set out in any amendment to the Supply Agreement shall be of no force or effect and (b) the following pricing matrix/table shall instead apply to all shipments of Heatwave cartridges shipped during the period of [****] through [****]:

Units	[****]	[****]	[****]
US$/Unit	[****]	[****]	[****]

The prices shown in the foregoing table reflect historical currency and inflation performance.

2.	GENERAL.

2.1 Except as expressly set forth above, all other terms and conditions of the Supply Agreement shall remain unchanged and continue in full force and effect. This June 2014 Amendment amends and is hereby made a part of the Supply Agreement.

2.2 This June 2014 Amendment may be signed in counterparts, each of which shall be deemed an original. Facsimile or pdf image signatures shall be treated as original signatures.

2.3 Capitalised terms used in this June 2014 Amendment shall have the meanings given to such terms in the Supply Agreement, unless otherwise stated herein.

IN WITNESS WHEREOF, the Parties have entered into this June 2014 Amendment as of the June 2014 Amendment Effective Date:

SIGNED BY:

/s/ Jochen Wimmer
NAME: Jochen Wimmer STATUS: VP Operations For and on behalf of SONY DADC AUSTRIA AG In the presence of:

Witness Signature:

Name: Dr. Ali Tinazli

Address: 1 Mifflin Place, Cambridge, MA 02138

Occupation: VP Bus Dev

SIGNED BY

/s/ S. Roopom Banerjee
S. ROOPOM BANERJEE PRESIDENT AND CHIEF EXECUTIVE OFFICER For and on behalf of RAINDANCE TECHNOLOGIES, INC. In the presence of:

Witness Signature: /s/ Alan B. Sherr

Name:

Alan B. Sherr

Address:

RainDance Technologies, Inc.

749 Middlesex Turnpike

Billerica, MA 01821

USA

Occupation:

Attorney

3